UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §40.14a-12

CONSOLIDATED WATER CO. LTD.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts! CONSOLIDATED WATER CO. LTD. REGATTA OFFICE PARK WINDWARD THREE, 4TH FLOOR, WEST BAY ROAD GRAND CAYMAN KY1-1102 CAYMAN ISLANDS CONSOLIDATED WATER CO. LTD. 2022 Annual General Meeting Vote by May 22, 2022 11:59 PM ET You invested in CONSOLIDATED WATER CO. LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D81160-P71215-Z82157 Vote in Person or Virtually at the Meeting* May 23, 2022 3:00 p.m. Cayman Islands Time (4:00 p.m. EDT) Consolidated Water Co. Ltd. Regatta Office Park Windward Three, 4th Floor, West Bay Road Grand Cayman, KY1-1102 Cayman Islands www.virtualshareholdermeeting.com/cwco2022 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D81161-P71215-Z82157 01) Linda Beidler-D’Aguilar 02) Brian E. Butler 1. The election of two Group I directors to the Board of Directors. Nominees: 2. The approval of a Special Resolution, attached as Exhibit A to the Proxy Statement, adopting amendments to the Company’s Memorandum of Association to: (a) update references therein from The Companies Law (1998 Revision) to The Companies Act (Revised); and (b) add the postal code for the Company’s registered office. 3. The approval of a Special Resolution, attached as Exhibit B to the Proxy Statement, adopting amendments to the Company’s Articles of Association related to: (a) adding the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred; (b) updating the definition of “in writing” and “written” to account for advances in technology; (c) updating references to applicable laws; (d) changing the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology; (e) clarifying the circumstances around which the Company has a lien on the shares of a shareholder; (f) changing the manner in which shareholders’ votes will be cast and recorded; and (g) eliminating the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms. 4. The approval of a Special Resolution, attached as Exhibit C to the Proxy Statement, that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company. 5. The approval of a Special Resolution, attached as Exhibit D to the Proxy Statement, adopting an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association of the Company incorporating any and all amendments approved by Special Resolution in Proposals 2 – 3. 6. An advisory vote on executive compensation. 7. The ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at the remuneration to be determined by the Audit Committee of the Board of Directors. NOTE: Such other business as may properly come before the meeting. For For For For For For For